UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4120 Specialty Place Longmont, Colorado 80504
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07SUBMISSION OF MATTERS TO A VOTE OF SECURTY HOLDERS.

The Company held its annual meeting of shareholders on November 30, 2017. At the annual meeting, the shareholders of the Company (i) approved the issuance by the Company of the Second Stage Investment pursuant to the terms of the stock purchase agreement, dated August 25, 2017, entered into with China National Heavy Duty Truck Group Co., Ltd. and its wholly-owned subsidiary, Sinotruk (BVI) Limited, for purposes of complying with Section 713 of the NYSE American Company Guide, (ii) elected the persons listed below to serve as directors of the Company until the 2018 annual meeting of shareholders , (iii) approved an amendment and restatement of the Company’s Employee Stock Purchase Plan to increase the number of shares available for issuance by 500,000 shares, (iv) approved on an advisory basis the compensation for the Company’s named executive officers, and (v) voted on an advisory basis on the frequency of future advisory votes to approve compensation for the Company’s named executive officers.

The Company had 54,035,328 shares of common stock outstanding as of October 5, 2017, the record date for the annual meeting. At the annual meeting, holders of a total of 23,932,439 shares of common stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the annual meeting:

Proposal 1.  The shareholders approved the issuance by the Company of the Second Stage Investment pursuant to the terms of the stock purchase agreement, dated August 25, 2017, entered into with China National Heavy Duty Truck Group Co., Ltd. and its wholly-owned subsidiary, Sinotruk (BVI) Limited, for purposes of complying with Section 713 of the NYSE American Company Guide.

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”
22,682,720	1,167,431	82,288

Proposal 2.  The shareholders elected each of the five nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted “For”	Shares Withheld
Donald W. Vanlandingham Joseph R. Mitchell	23,020,657 23,201,447	911,782 730,992
Stephen J. Roy	23,024,810	907,629
Joseph P. Sellinger	23,026,859	905,580
John E. Sztykiel	23,052,222	880,217

Proposal 3.  The shareholders approved an amendment and restatement of the Company’s Employee Stock Purchase Plan to increase the number of shares available for issuance by 500,000 shares:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”
21,817,913	1,841,822	272,704

Proposal 4.  The shareholders approved on an advisory basis the compensation of the Company’s named executive officers:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”
20,931,598	2,424,662	576,179

Proposal 5.  The shareholders voted on an advisory basis that the frequency of future advisory votes to approve compensation for the Company’s named executive officers be annual:

Shares Voted “One Year”	Shares Voted “Two Years”	Shares Voted “Three Years”	Shares Voted “Abstain”
19,592,672	1,003,428	2,250,361	1,085,978

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits – None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

28
UQM TECHNOLOGIES, INC.

Date: December 1, 2017	By: : /s/DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer